Exhibit 10.8

RELEASE AND TERMINATION AGREEMENT

THIS RELEASE AND TERMINATION AGREEMENT (this “Release and Termination Agreement”), is made as of April 26, 2002, by and among DENNIS P. WILKINS (the “Seller”), and M. STEPHEN WALKER and JOHN BOYD DOUGLAS, JR. (collectively, the “Buyers”), and COMPUTER PROGRAMS AND SYSTEMS, INC., an Alabama corporation (the “Corporation”), and AMSOUTH BANK (the “Lender”) (each of the Seller, Buyers, Corporation and Lender may be referred to herein individually as a “Party” and collectively as the “Parties”).

Recitals

WHEREAS, the Lender has made certain loans to each of the Buyers in connection with the financing of the Buyers’ purchase from Seller of shares of the Corporation’s Non-Voting Common Stock (the “Shares”);

WHEREAS, in connection with this financing, the Parties entered into that certain Agreement dated effective as of May 18, 2001, a copy of which is attached hereto as Exhibit A (the “Agreement”), to evidence the Corporation’s commitment to purchase the Buyers’ loans from Lender upon the occurrence of certain events, as more particularly set forth in the Agreement;

WHEREAS, the Corporation has recently filed a Registration Statement on Form S-1 (File No. 333-84726) with the Securities and Exchange Commission in connection with an initial public offering of shares of the Corporation’s common stock (the “Offering”); and

WHEREAS, in connection with the Offering, the Parties desire to terminate the Agreement and release and forever discharge the Corporation from any and all of its obligations under the Agreement, in accordance with the terms and conditions of this Release and Termination Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties to this Agreement hereby agree as follows:

SECTION 1.    Termination of Agreement.

1.1  Termination.    Effective as of the closing of the Offering, the Agreement shall be terminated and canceled and all terms, provisions, covenants and agreements contained therein shall be of no further force and effect. The Parties agree, however, that the termination of the Agreement shall not terminate, cancel, release nor in any way affect the Buyers’ promissory notes with the Lender evidencing the Buyers’ loans, the Buyers’ pledge of the Shares as security for such promissory notes, or any other obligation of the Buyers to the Lender.

1.2  Conditions to Termination.     The Parties hereby acknowledge and agree that a condition precedent to the termination of the Agreement shall be the closing of the Offering. If the closing of the Offering has not occurred on or prior to June 30, 2002, this Release and Termination Agreement shall be of no further force and effect.

1.3   Release.     Each Party hereby releases and forever discharges each other Party, and each of their respective individual, joint and mutual, past, present and future affiliates, stockholders, controlling persons, subsidiaries, successors and assigns (individually, a “Releasee” and collectively, “Releasees”) from any and all claims, demands, proceedings, causes of action, orders, obligations, contracts, agreements, debts and liabilities whatsoever, whether known or unknown, suspected or unsuspected, both at law and in equity, which either Party now has, has ever had or may hereafter have against a Releasee or the Releasees, or any combination of them, arising out of the Agreement.

SECTION 2.    Miscellaneous.

2.1   Entire Agreement.     Except as otherwise set forth herein, this Termination and Release Agreement (including the documents referred to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

2.2   Counterparts.     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same agreement.

2.3   Headings.     The section headings contained in this Termination and Release Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Termination and Release Agreement.

2.4   Governing Law.     This Termination and Release Agreement shall be interpreted, construed, and enforced in accordance with the Laws of the State of Alabama.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

/s/ Dennis P. Wilkins
Dennis P. Wilkins

/s/ M. Stephen Walker
M. Stephen Walker

/s/ John Boyd Douglas, Jr.
John Boyd Douglas, Jr.

COMPUTER PROGRAMS AND SYSTEMS, INC.

By:	/s/ David A. Dye
David A. Dye Its: President

AMSOUTH BANK

By:	/s/ Claire G. Baker
Claire G. Baker Its: Vice President

Exhibit A

Agreement

(See Attached)

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